UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2005


                           Trustreet Properties, Inc.
             (Exact name of registrant as specified in its charter)



      Maryland                       1-13089                   75-2687420
(State or other jurisdiction  (Commission File Number)       (IRS Employer
   of incorporation)                                        Identification No.)


       450 South Orange Avenue
           Orlando, Florida                                      32801
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (407) 540-2000

         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



      This Form 8-K/A amends the Registrant's current report on Form 8-K filed on June 6, 2005 to include Exhibit 99.1, which was inadvertently omitted from the original filing.

 Item 8.01. Other Events.

      On June 6, 2005, the registrant issued a press release to announce the dismissal of a January 2005 lawsuit filed against its predecessors. The release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1   Press Release dated June 6, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 2005                             TRUSTREET PROPERTIES, INC.

                                               By:  /s/ STEVEN D. SHACKELFORD
                                                   --------------------------
                                                    Steven D. Shackelford
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.     Description

    99.1        Press Release dated June 6, 2005